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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   OCTOBER 10, 2000
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                          INTERSTATE HOTELS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    MARYLAND
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                 (State or Other Jurisdiction of Incorporation)


          0-26805                                       75-2767215
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


      FOSTER PLAZA TEN, 680 ANDERSEN DRIVE, PITTSBURGH, PENNSYLVANIA 15220
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               (Address of Principal Executive Offices) (Zip Code)


                                 (412) 937-0600
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.           OTHER EVENTS.

                  Attached as exhibits hereto are copies of (1) a letter received from the Shaner Hotel Group, dated October 3, 2000, with respect to its previously announced unsolicited proposal to acquire Interstate Hotels Corporation for $4.125 per share (the "Shaner Proposal"), (2) a press release issued by Interstate Hotels Corporation on October 6, 2000 announcing the Interstate Board's rejection of the Shaner Proposal, (3) a letter received from Shaner, dated October 6, 2000, as a follow up to the Shaner Proposal, and (4) the press release issued by Interstate Hotels Corporation on October 9, 2000 reiterating the Interstate Board's rejection of the Shaner Proposal and support of the Lehman group investment. All exhibits are incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1     Letter received from Shaner dated October 3, 2000.

                  99.2     Press Release dated October 6, 2000.

                  99.3     Letter received from Shaner dated October 6, 2000.

                  99.4     Press Release dated October 9, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 INTERSTATE HOTELS CORPORATION


                                 By:  /s/ J. William Richardson
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                                     J. William Richardson
                                     Vice Chairman and Chief Financial Officer



Date: October 10, 2000



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                                  EXHIBIT INDEX

         Exhibit
         Number         Description
         -------        -----------
         99.1           Letter received from Shaner dated October 3, 2000

         99.2           Press Release dated October 6, 2000

         99.3           Letter received from Shaner dated October 6, 2000

         99.4           Press Release dated October 9, 2000